Exhibit 10.94
Confidential Treatment Requested
Amendment No. 6
to the
Amended and Restated Airbus A320 Family Aircraft Purchase Agreement
dated as of October 2, 2007
between
AIRBUS S.A.S.
and
US AIRWAYS, INC.
This Amendment No. 6 to the Amended and Restated Airbus A320 Family Aircraft Purchase Agreement between Airbus S.A.S. and US Airways, Inc. (the “Amendment”) is entered into as of November 20, 2009, by and between Airbus S.A.S., a société par actions simplifiée, organized and existing under the laws of the Republic of France, having its registered office located at 1, rond-point Maurice Bellonte, 31700 Blagnac, France (the “Seller”), and US Airways, Inc., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 111 West Rio Salado Parkway, Tempe, Arizona 85281, U.S.A. (the “Buyer”).
WHEREAS, the Buyer and the Seller have entered into an Amended and Restated Airbus A320 Family Purchase Agreement, dated as of October 2, 2007, which agreement, as previously amended by and supplemented with all Exhibits, Appendices, Letter Agreements and amendments, including Amendment No. 1 dated as of January 11, 2008, Amendment No. 2 dated as of October 20, 2008, Amendment No. 3 dated as of January 16, 2009, Amendment No. 4 dated as of August 11, 2009 and Amendment No. 5 dated as of October 2, 2009 (the “Agreement”) relates to the sale by the Seller and the purchase by the Buyer of certain Airbus single-aisle aircraft;
WHEREAS, the Buyer and the Seller agree to convert certain Aircraft as notified on ***** by the Buyer in accordance with the terms of the Agreement;
WHEREAS, the Buyer and *****;
WHEREAS, the Seller and *****;
WHEREAS, the Buyer and the Seller agree to reschedule the deliveries of certain Airbus single-aisle aircraft; and
WHEREAS, the parties agree to amend certain terms of the Agreement as set forth in this Amendment.
NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.
CT0803167-AMD6-USA-A320
PRIVILEGED AND CONFIDENTIAL

1/10

Confidential Treatment Requested
1. DEFINITIONS
Capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. The terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment.
2. CONVERSION
Pursuant to the terms of Amended and Restated Letter Agreement No. 3 to the Agreement, the Buyer has irrevocably exercised its right to make certain model conversions as follows:
2.1	one (1) New A319 Aircraft with ***** is converted to one (1) Converted New A320 Aircraft.

2.2	one (1) New A319 Aircraft with ***** is converted to one (1) Converted New A321 Aircraft.

2.3	three (3) New A320 Aircraft with ***** are converted to three (3) Converted New A321 Aircraft.

2.4	Exhibit B to Amendment No. 5 to the Agreement is deleted in its entirety and replaced with Exhibit B attached to this Amendment summarizing conversions as of the date hereof.
3. DELIVERY SCHEDULE
3.1	The Seller and the Buyer agree to defer by ***** the Scheduled Delivery Month of (i) thirty-four (34) Aircraft with Scheduled Delivery Months from and including ***** and (ii) twelve (12) Aircraft with Scheduled Delivery Months from and including ***** (each a “Deferred Aircraft”).

3.2	The delivery schedule table set forth in Clause 9.1.1 of the Agreement is deleted in its entirety and replaced with the delivery schedule table below between the QUOTE and the UNQUOTE:
QUOTE

Rank	*****	Aircraft	*****	*****	Year
1	*****	Original A321 Aircraft	*****	*****	2008
2	*****	Original A321 Aircraft	*****	*****	2008
3	*****	Original A321 Aircraft	*****	*****	2008
4	*****	Original A321 Aircraft	*****	*****	2008
5	*****	Original A321 Aircraft	*****	*****	2008
6	*****	Original A321 Aircraft	*****	*****	2009
7	*****	Original A321 Aircraft	*****	*****	2009
8	*****	Original A321 Aircraft	*****	*****	2009
9	*****	Original A321 Aircraft	*****	*****	2009
10	*****	Original A321 Aircraft	*****	*****	2009
11	*****	Original A321 Aircraft	*****	*****	2009
12	*****	Original A321 Aircraft	*****	*****	2009

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.
CT0803167-AMD6-USA-A320
PRIVILEGED AND CONFIDENTIAL

2/10

Confidential Treatment Requested

Rank	*****	Aircraft	*****	*****	Year
13	*****	Original A321 Aircraft	*****	*****	2009
14	*****	Converted Original A321 Aircraft	*****	*****	2009
15	*****	Original A321 Aircraft	*****	*****	2009
16	*****	Converted Original A321 Aircraft	*****	*****	2009
17	*****	Converted Original A321 Aircraft	*****	*****	2009
18	*****	Converted Original A321 Aircraft	*****	*****	2009
19	*****	Original A321 Aircraft	*****	*****	2009
20	*****	Converted Original A321 Aircraft	*****	*****	2009
21	*****	Converted Original A320 Aircraft	*****	*****	2009
22	*****	Converted Original A321 Aircraft	*****	*****	2009
23	*****	Converted Original A321 Aircraft	*****	*****	2009
24	*****	Converted Original A320 Aircraft	*****	*****	2009
25	*****	Converted Original A321 Aircraft	*****	*****	2009
26	*****	Converted Original A320 Aircraft	*****	*****	2010
27	*****	Converted Original A320 Aircraft	*****	*****	2010
28	*****	New A319 Aircraft	*****	*****	2011
29	*****	New A320 Aircraft	*****	*****	2011
30	*****	New A321 Aircraft	*****	*****	2011
31	*****	New A319 Aircraft	*****	*****	2011
32	*****	New A320 Aircraft	*****	*****	2011
33	*****	New A320 Aircraft	*****	*****	2011
34	*****	New A319 Aircraft	*****	*****	2011
35	*****	New A320 Aircraft	*****	*****	2011
36	*****	New A321 Aircraft	*****	*****	2011
37	*****	New A320 Aircraft	*****	*****	2011
38	*****	New A320 Aircraft	*****	*****	2011
39	*****	New A321 Aircraft	*****	*****	2011
40	*****	New A320 Aircraft	*****	*****	2012
41	*****	New A320 Aircraft	*****	*****	2012
42	*****	New A320 Aircraft	*****	*****	2012
43	*****	New A320 Aircraft	*****	*****	2012
44	*****	New A320 Aircraft	*****	*****	2012
45	*****	New A319 Aircraft	*****	*****	2012
46	*****	New A320 Aircraft	*****	*****	2012
47	*****	New A321 Aircraft	*****	*****	2012
48	*****	New A320 Aircraft	*****	*****	2012
49	*****	New A320 Aircraft	*****	*****	2012
50	*****	New A320 Aircraft	*****	*****	2012
51	*****	New A320 Aircraft	*****	*****	2012
52	*****	Converted New A320 Aircraft	*****	*****	2013

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.
CT0803167-AMD6-USA-A320
PRIVILEGED AND CONFIDENTIAL

3/10

Confidential Treatment Requested

Rank	*****	Aircraft	*****	*****	Year
53	*****	Converted Original A320 Aircraft	*****	*****	2013
54	*****	New A320 Aircraft	*****	*****	2013
55	*****	Converted Original A320 Aircraft	*****	*****	2013
56	*****	Converted Original A320 Aircraft	*****	*****	2013
57	*****	Converted Original A320 Aircraft	*****	*****	2013
58	*****	Converted Original A320 Aircraft	*****	*****	2013
59	*****	Converted Original A320 Aircraft	*****	*****	2013
60	*****	Converted Original A320 Aircraft	*****	*****	2013
61	*****	Converted New A321 Aircraft	*****	*****	2013
62	*****	Converted Original A320 Aircraft	*****	*****	2013
63	*****	New A321 Aircraft	*****	*****	2013
64	*****	New A321 Aircraft	*****	*****	2013
65	*****	Converted Original A321 Aircraft	*****	*****	2013
66	*****	Converted Original A321 Aircraft	*****	*****	2013
67	*****	Converted New A321 Aircraft	*****	*****	2013
68	*****	Converted New A320 Aircraft	*****	*****	2014
69	*****	New A320 Aircraft	*****	*****	2014
70	*****	New A320 Aircraft	*****	*****	2014
71	*****	New A320 Aircraft	*****	*****	2014
72	*****	New A321 Aircraft	*****	*****	2014
73	*****	Converted New A320 Aircraft	*****	*****	2014
74	*****	New A320 Aircraft	*****	*****	2014
75	*****	Converted New A321 Aircraft	*****	*****	2014
76	*****	Converted New A321 Aircraft	*****	*****	2014
77	*****	Converted New A321 Aircraft	*****	*****	2014
78	*****	Converted New A321 Aircraft	*****	*****	2014
79	*****	New A321 Aircraft	*****	*****	2014
80	*****	New A319 Aircraft	*****	*****	2014
81	*****	New A320 Aircraft	*****	*****	2014
82	*****	New A320 Aircraft	*****	*****	2014
83	*****	New A320 Aircraft	*****	*****	2014
84	*****	New A320 Aircraft	*****	*****	2014
85	*****	New A321 Aircraft	*****	*****	2014
86	*****	New A320 Aircraft	*****	*****	2015
87	*****	New A320 Aircraft	*****	*****	2015
88	*****	New A319 Aircraft	*****	*****	2015
89	*****	New A320 Aircraft	*****	*****	2015
90	*****	New A320 Aircraft	*****	*****	2015
91	*****	New A320 Aircraft	*****	*****	2015
92	*****	New A320 Aircraft	*****	*****	2015
93	*****	New A320 Aircraft	*****	*****	2015

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.
CT0803167-AMD6-USA-A320
PRIVILEGED AND CONFIDENTIAL

4/10

Confidential Treatment Requested

Rank	*****	Aircraft	*****	*****	Year
94	*****	New A320 Aircraft	*****	*****	2015
95	*****	New A320 Aircraft	*****	*****	2015
96	*****	New A320 Aircraft	*****	*****	2015
97	*****	New A321 Aircraft	*****	*****	2015
UNQUOTE
4.	*****
The table set forth in Paragraph 4.2 of Letter Agreement No. 7 to the Agreement is deleted in its entirety and replaced with the table set forth below between QUOTE and UNQUOTE:
QUOTE

	*****	Aircraft	*****	Year
1	*****	Original A321 Aircraft	*****	2009
2	*****	Original A321 Aircraft	*****	2009
3	*****	Original A321 Aircraft	*****	2009
4	*****	Original A321 Aircraft	*****	2009
5	*****	Original A321 Aircraft	*****	2009
6	*****	Converted Original A321 Aircraft	*****	2009
7	*****	Converted Original A321 Aircraft	*****	2009
8	*****	Converted Original A320 Aircraft	*****	2010
9	*****	Converted Original A320 Aircraft	*****	2010
10	*****	Converted Original A320 Aircraft	*****	2013
11	*****	Converted Original A320 Aircraft	*****	2013
12	*****	Converted Original A320 Aircraft	*****	2013
13	*****	Converted Original A320 Aircraft	*****	2013
14	*****	Converted Original A320 Aircraft	*****	2013
15	*****	Converted Original A320 Aircraft	*****	2013
16	*****	Converted Original A320 Aircraft	*****	2013
17	*****	Converted Original A320 Aircraft	*****	2013
18	*****	Converted Original A321 Aircraft	*****	2013
19	*****	Converted Original A321 Aircraft	*****	2013
UNQUOTE
5.	PREDELIVERY PAYMENT

In consideration of the rescheduling described in Paragraph 3 above and subject to the provisions of this Paragraph 5 the *****.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.
CT0803167-AMD6-USA-A320
PRIVILEGED AND CONFIDENTIAL

5/10

Confidential Treatment Requested
6.	*****

6.1	*****

6.2	*****

6.3	*****

7.	*****

7.1	Paragraph 5.1 of Amended and Restated Letter Agreement No. 5 to the Agreement is hereby amended by adding the following immediately after the table at the end thereof:
QUOTE
*****

UNQUOTE

7.2	In Clause 12.1.8 (v) (b) the words “*****” are deleted and replaced with “*****”.

8.	*****

In Paragraphs 2 and 3 of Amended and Restated Letter Agreement No. 5 to the Agreement the words “*****” are deleted in each and every instance and replaced with the words “*****” and the words “*****” are added immediately after each and every instance of the words “*****”.

9.	*****

9.1	*****

9.2	Paragraph 6 of Amendment No. 2 to the Agreement is hereby amended by adding the following immediately prior to the word “*****”:
QUOTE
, on the last Working Day of such month,
UNQUOTE

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.
CT0803167-AMD6-USA-A320
PRIVILEGED AND CONFIDENTIAL

6/10

Confidential Treatment Requested
10.	REVISION SERVICE

Paragraph 2.1 of Letter Agreement No. 7 is deleted in its entirety and replaced with the following between QUOTE and UNQUOTE:

QUOTE

In Clause 14.5 of the Agreement the words “*****” are deleted and replaced with the words “*****”.

UNQUOTE

11.	*****

In the second sentence of Paragraph 2.8 of Letter Agreement No. 7 the words “*****” are deleted and replaced with “*****”.

12.	*****

Paragraph 2.5 of Letter Agreement No. 7 is deleted in its entirety and replaced with the following:

QUOTE

*****

UNQUOTE

13.	*****

14.	SPECIFICATION CHANGE NOTICES

In Paragraph 2.4 of Letter Agreement No. 6, the words “*****” are deleted and replaced with “*****”.

15.	*****

*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.
CT0803167-AMD6-USA-A320
PRIVILEGED AND CONFIDENTIAL

7/10

Confidential Treatment Requested
16.	EFFECT OF AMENDMENT

16.1	The provisions of this Amendment constitute a valid amendment to the Agreement and the Agreement will be deemed to be amended to the extent herein provided and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

16.2	Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Amendment will be governed by the provisions of the Agreement, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

17.	CONFIDENTIALITY

This Amendment is subject to the confidentiality provisions set forth in Clause 22.7 of the Agreement.

18.	COUNTERPARTS

This Amendment may be signed in separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission), will be an original, and the counterparts will together constitute one and the same instrument.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.
CT0803167-AMD6-USA-A320
PRIVILEGED AND CONFIDENTIAL

8/10

Confidential Treatment Requested
IN WITNESS WHEREOF, these presents were entered into as of the day and year first above written.

US AIRWAYS, INC.		AIRBUS S.A.S.

By:	/s/ Thomas T. Weir	By:	/s/ Christophe Mourey

Its:	Vice President and Treasurer	Its:	Senior Vice President Contracts

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.
CT0803167-AMD6-USA-A320
PRIVILEGED AND CONFIDENTIAL

Confidential Treatment Requested
Exhibit B
Conversion Schedule
*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.
CT0803167-AMD6-USA-A320
PRIVILEGED AND CONFIDENTIAL.